NOTE CONVERSION AGREEMENT

This Note Conversion Agreement is entered into effective as of this 21st day of December 2011, by and between **Standard Energy Company**, an Ohio corporation ("Standard Energy"), **The Guitammer Company**, an Ohio corporation ("Guitammer-Ohio") and **The Guitammer Company**, a Nevada corporation ("Guitammer-Nevada").

RECITALS

WHEREAS, the parties acknowledge that on May 18, 2011, Guitammer-Ohio caused the formation of Guitammer-Nevada and entered into a Plan and Agreement of Reorganization with Guitammer-Nevada to form a holding company structure whereby Guitammer-Ohio became a wholly owned subsidiary of Guitammer-Nevada; and.

WHEREAS, Standard Energy holds a promissory note dated October 25, 2010 in the aggregate principal amount of $100,000 (the "Principal") of Guitammer-Ohio that bears interest (the "Interest") at the rate of 10% per annum (the "Note"); and

WHEREAS, the boards of directors of Standard Energy, Guitammer-Ohio and Guitammer-Nevada deem it advisable and in the best interests of said corporations and their respective shareholders that the Principal and unpaid accrued Interest of the Note may be convertible into shares of Common Stock of Guitammer-Nevada (the "Common Stock") at the option of Standard Energy.

NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Conversion of Note. The Note shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 1.

(a) Conversion Right. At any time or times on or after the date hereof, Standard Energy shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 1(c), at the Conversion Rate (as defined below). Guitammer-Nevada shall not issue any fraction of a share of Common Stock upon any conversion. If any conversion would result in the issuance of a fraction of a share of Common Stock, Guitammer-Nevada shall round such fraction of a share of Common Stock to the nearest whole share but shall have no obligation to pay Standard Energy for any fraction of a share of Common Stock forfeited as a result of such rounding. Guitammer-Nevada shall pay any and all stock transfer, stamp, documentary and similar taxes (excluding any taxes on the income or gain of Standard Energy) that may be payable with respect to the issuance and delivery of shares of Common Stock to Standard Energy upon conversion of any Conversion Amount. To the extent permitted by law, Guitammer-Nevada and Standard Energy acknowledge and agree that any conversion of all or any portion of the Conversion Amount into shares of Common Stock pursuant to the terms of this Section 1(a) will not be treated as a taxable transaction and Guitammer-Nevada and

the Standard Energy agree to report any such conversion in a manner consistent with the foregoing treatment.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 1(a) (the "**Conversion Rate**") shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (as defined below).

(i) "**Conversion Amount**" means the sum of (A) the portion of the Principal to be converted with respect to which this determination is being made and (B) accrued and unpaid Interest with respect to such Principal.

(ii) "**Conversion Price**" means $0.25.

(c) Mechanics of Conversion.

(i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "**Conversion Date**"), Standard Energy shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 4:00 p.m., Nevada Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "**Conversion Notice**") to Guitammer-Nevada and (B) cause the Note to be delivered to Guitammer-Nevada as soon as practicable on or following such date. On or before 4:00 p.m., Nevada Time, on the first (1st) Business Day following the date of receipt of a Conversion Notice, Guitammer-Nevada shall transmit by facsimile a confirmation of receipt of such Conversion Notice to Standard Energy (at the facsimile number provided in the Conversion Notice) and Guitammer-Nevada's transfer agent, if any (the "**Transfer Agent**"). On or before 4:00 p.m., Nevada Time, on the third (3rd) Business Day following the date of receipt of a Conversion Notice (the "**Share Delivery Date**"), Guitammer-Nevada shall (X) provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, cause the Transfer Agent to credit such aggregate number of shares of Common Stock to which Standard Energy shall be entitled to Standard Energy's or its designee's balance account with DTC through its Deposit/Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if Standard Energy otherwise requests, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of Standard Energy or its designee, for the number of shares of Common Stock to which the Standard Energy shall be entitled. If the Note is physically surrendered for conversion and the outstanding Principal of the Note is greater than the Principal portion of the Conversion Amount being converted, then Guitammer-Nevada shall as soon as practicable and in no event later than three (3) Business Days after receipt of the Note and at its own expense, issue and deliver to the Standard Energy a new Note representing the outstanding Principal not converted.

(ii) Legend. Each certificate for the shares of Common Stock to be issued to Standard Energy pursuant to this Section 1 will bear the following restrictive legend:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF

ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO GUITAMMER-NEVADA.

2. Standard Energy Representations. Standard Energy represents and warrants to Guitammer-Nevada that the statements contained in this Section 2 are true and correct as of the date hereof.

2.1 Standard Energy is an "accredited investor" as defined by Rule 501 of Regulation D under the Securities Act of 1933 (the "Act"), and Standard Energy is capable of evaluating the merits and risks of its investment in the Common Stock and has the ability and capacity to protect its interests.

2.2 Standard Energy understands that the Common Stock has not been registered under the Act on the ground that the issuance thereof is exempt under Section 4(2) of the Act and/or Regulation D thereunder as a transaction by an issuer not involving any public offering and that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for the exception claimed would not be present if any of the representations and warranties of Standard Energy contained in this Agreement are untrue or, notwithstanding Standard Energy's representations and warranties, Standard Energy currently has in mind acquiring any of the Common Stock for resale upon the occurrence or non-occurrence of some predetermined event.

2.3 In the event Standard Energy elects to convert any portion of the outstanding and unpaid Conversion Amount into shares of Common Stock, it is acquiring such shares of Common Stock as principal for its own account, and not for the benefit of any other person, for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of the shares of Common Stock in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws; and that an investment in the shares of Common Stock is not a liquid investment.

2.4 Standard Energy confirms that Standard Energy has had the opportunity to ask questions of, and receive answers from, Guitammer-Nevada or any authorized person acting on its behalf concerning Guitammer-Nevada and its business and to obtain any additional information, to the extent possessed by Guitammer-Nevada (or to the extent it could have been acquired by Guitammer-Nevada without unreasonable effort or expense) necessary to

verify the accuracy of the information received by Standard Energy. In connection therewith, Standard Energy acknowledges that Standard Energy has had the opportunity to discuss Guitammer-Nevada's business, management and financial affairs with Guitammer-Nevada's management or any authorized person acting on its behalf. Standard Energy has received and reviewed all the information concerning Guitammer-Nevada and the Common Stock, both written and oral, that Standard Energy desires. Without limiting the generality of the foregoing, Standard Energy has been furnished with or has had the opportunity to acquire, and to review all information, both written and oral, that Standard Energy desires with respect to Guitammer-Nevada's business, management, financial affairs and prospects. In determining whether to convert any portion of the outstanding and unpaid Conversion Amount into shares of Common Stock, Standard Energy has relied solely on Standard Energy's own knowledge and understanding of Guitammer-Nevada and its business based upon Standard Energy's own due diligence investigations and Guitammer-Nevada's filings with the Commission.

2.5 Standard Energy has carefully considered and has discussed with its legal, tax, accounting and financial advisors, to the extent Standard Energy has deemed necessary, the suitability to convert any portion of the outstanding and unpaid Conversion Amount into shares of Common Stock for Standard Energy's particular federal, state, provincial, local and foreign tax and financial situation and has independently determined that to convert any portion of the outstanding and unpaid Conversion Amount into shares of Common Stock is a suitable investment for Standard Energy. Standard Energy understands that it (and not Guitammer-Nevada) shall be responsible for Standard Energy's own tax liability that may arise as a result of the investment in the Common Stock or the transactions contemplated by this Agreement.

2.6 Standard Energy acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk and that Standard Energy can bear the economic risk of investing in the Common Stock, including a total loss of its investment. Standard Energy recognizes and understands that no federal, state, provincial or foreign agency has recommended or endorsed the purchase of the Common Stock. Standard Energy acknowledges that it has such knowledge and experience in financial and business matters that Standard Energy is capable of evaluating the merits and risks of an investment in the Common Stock and of making an informed investment decision with respect thereto.

2.7 The principal place of business and executive offices of Standard Energy is in the State of Ohio.

3. Miscellaneous.

(a) Further Assurances. At any time, and from time to time, after the date hereof, each party will execute such additional instruments and take such action as may be reasonably requested by another party to carry out the intent and purposes of this Agreement.

(b) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

(c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person, by fax or sent by prepaid first class registered or certified mail, return receipt requested to the address provided by one party to the other.

(d) Recitals and Headings. The above Recital clauses are contractual and material parts of this Agreement. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(g) Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

(h) Applicable Law. This Agreement shall be construed and governed by the internal laws of the State of Nevada.

(i) Jurisdiction and Venue. Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Franklin County, State of Ohio, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

STANDARD ENERGY COMPANY, an Ohio corporation

By: Gerald S. Jacobs
Gerald S. Jacobs, President

THE GUITAMMER COMPANY, an Ohio corporation

By: ______________________________________

Mark A. Luden
Chief Executive Officer

THE GUITAMMER COMPANY, a Nevada corporation

By: ______________________________________

Mark A. Luden
Chief Executive Officer

EXHIBIT I

CONVERSION NOTICE

Reference is made to the Note Conversion Agreement entered into effective as of the 21st day of December 2011, by and between Standard Energy Company, an Ohio corporation, The Guitammer Company, an Ohio corporation, and The Guitammer Company, a Nevada corporation. In accordance with and pursuant to such Agreement, the undersigned hereby elects to convert the Conversion Amount (as defined in the Agreement) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of The Guitammer Company, a Nevada Corporation, as of the date specified below.

Date of Conversion: ______________________________

Aggregate Conversion Amount to be converted: ______________________________

Please confirm the following information:

Conversion Price: ______________________________

Number of shares of Common Stock to be issued: ______________________________

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to: ______________________________

____

____

Facsimile Number: ______________________________

Authorization: ______________________________

By: ______________________________

Title: ______________________________

Dated: ______________________________

EXHIBIT I

CONVERSION NOTICE

Reference is made to the Note Conversion Agreement entered into effective as of the 21st day of December 2011, by and between Standard Energy Company, an Ohio corporation, The Guitammer Company, an Ohio corporation, and The Guitammer Company, a Nevada corporation. In accordance with and pursuant to such Agreement, the undersigned hereby elects to convert the Conversion Amount (as defined in the Agreement) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of The Guitammer Company, a Nevada Corporation, as of the date specified below.

Date of Conversion: DECEMBER 21, 2011

Aggregate Conversion Amount to be converted: $112,082.19

Please confirm the following information:

Conversion Price: $.25/SHARE

Number of shares of Common Stock to be issued: 448,329 SHARES

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to: STANDARD ENERGY COMPANY
1105 SCHROCK ROAD, SUITE 602
COLUMBUS, OH 43229

Facsimile Number: 614-885-3006

Authorization: STANDARD ENERGY COMPANY

By: Gerald A. Jacobs

Title: President

Dated: DECEMBER 21, 2011

($100,000 NOTE 10-25-10)